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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: JULY 12, 2001



                               EMERGENT GROUP INC.
           (Exact names of Registrants as specified in their charters)


            NEVADA                       0-21475                93-1215401
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)           Numbers)          Identification Nos.)

                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                    (Address of principal executive offices)


                  Registrants' telephone number: (212) 813-9700
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On July 6, 2000, we completed an acquisition transaction (the "merger") contemplated by an Agreement and Plan of Merger and Reorganization dated January 23, 2001 with Medical Resources Management, Inc.("MRM"), a publicly owned company located in Glendale, California, as a consequence of which MRM became our wholly owned subsidiary.

         MRM provides medical equipment solutions in the areas of laser surgery, cryosurgery, brachytherapy and other capital-intensive medical technologies to health care facilities and physicians. In addition to offering medical equipment and certified technician services on a per procedure basis, MRM provides extensive training and support services to health care professionals.

         In accordance with the merger agreement, each share of MRM common stock that was issued and outstanding immediately prior to the effectiveness of the merger was cancelled and has been converted into the right to receive 0.37 shares of our common stock. Each option to purchase MRM common stock that was issued and outstanding immediately prior to the effectiveness of the merger was also cancelled and was converted into an option to acquire shares of our common stock at the merger exchange ratio.

         We anticipate that the former shareholders of MRM will receive approximately 5,633,431 shares of our common stock, representing approximately 11.3% of the voting power of our common stock immediately after the merger.


Item 7.    Financial Statements and Exhibits.

         (a)(1)   Financial Statements of MRM:*

                  (i)      Report of Ernst & Young LLP, independent auditors;

                  (ii) Consolidated Balance Sheets as of October 31, 2000 and (unaudited) April 30, 2001;

                  (iii) Consolidated Statements of Operations for the years ended October 31, 2000 and 1999 and (unaudited) for the six months ended April 30, 2001 and 2000;

                  (iv) Consolidated Statements of Changes in Shareholders' Equity for the years ended October 31, 2000, 1999, and 1998 and (unaudited) for the six months ended January 31, 2001;

                  (v) Consolidated Statements of Cash Flows for the years ended October 31, 2000 and 1999 and (unaudited) for the six months ended April 30, 2001 and 2000; and

                  (vi)     Notes to Consolidated Financial Statements

         (a)(2)   Financial Statements of Emergent Group:*

                  (i) Consolidated Balance Sheets as of June 30, 2001 (unaudited) and December 31, 2001 (audited)
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                  (ii)     Consolidated Statements of Operations for the Six
                           Months Ended June 30, 2001 (unaudited) and for the Period from Inception (March 8, 2000) to March 31, 2000 (audited)

                  (iii) Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2001 (unaudited) and for the Period from Inception (March 8, 2000) to March 31, 2000 (unaudited)

                  (iv)     Notes to Consolidated Financial Statements


         (b)      Pro Forma Financial Statements:*

                  (i) Unaudited Pro Forma Combining Balance Sheets as of December 31, 2000 and as of June 30, 2001;

                  (ii) Unaudited Pro Forma Combining Statement of Operations for the Period from inception (March 8, 2000) to December 31, 2000;

                  (iii) Unaudited Pro Forma Combining Statement of Operations for the Period from inception (March 8, 2000) to June 30, 2001; and

                  (iv)     Notes to Unaudited Pro Forma Combining Financial
                           Statements


         (c)      Exhibits:

                  (i) Agreement and Plan of Merger and Reorganization dated as of January 23, 2991 among Emergent Group, Inc., MRM and MRM Acquisition Inc. **

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*        Our provision within 15 days after the merger of historical financial statements of MRM and pro forma financial information relating to the merger, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. We will file such historical financial statements and pro forma financial information no later than 75 days after the merger.

** Filed as Exhibit 2.1 to our Current Report on Form 8-K dated December 21, 2000 and incorporated herein by reference.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EMERGENT GROUP INC.
                                       (Registrant)



Date: July 12, 2001               By:   /s/ Daniel Yun
                                      ------------------------------------
                                        Daniel Yun
                                        Chairman